                                                                   EXHIBIT 10.14

                        COOPERATIVE DEVELOPMENT AGREEMENT

         This Cooperative Development Agreement (the "Agreement") is entered into as of December 15, 2003 (the "Effective Date") by and between Nanosys Inc. ("Nanosys"), a Delaware corporation with a place of business at 2625 Hanover Street, Palo Alto, California 94304 and Intel Corporation ("Intel"), a Delaware corporation with a place of business at 2200 Mission College Boulevard, Santa Clara, California 95052.

                                    RECITALS

Whereas:

         A. Intel has expertise with respect to memory devices and the development, design, and manufacture thereof, and Nanosys has expertise with respect to the design and synthesis of nanomaterials and the development of nanotechnology-enabled systems.

         B. Intel and Nanosys desire to enter into an agreement to cooperate to investigate the feasibility of using [*** Redacted] in memory devices.

                                    AGREEMENT

NOW, THEREFORE, the parties agree as follows:

         1. DEFINITIONS. In this Agreement, the following words and expressions shall have the following meanings:

                  1.1 "Background IP" of a party means any and all intellectual property rights that such party either (i) owned, controlled, or had rights with respect to prior to the Effective Date; or (ii) develops, or acquires ownership, control, or rights with respect to, during the term of this Agreement but which is not Collaboration IP.

                  1.2 "CNDA" means the parties' October 11, 2002 Corporate Non-Disclosure Agreement #5085138.

                  1.3 "Collaboration" means the research and development work set forth in Exhibit A hereto.

                  1.4 "Collaboration Commencement Date" means the date of commencement of the Collaboration under Section 2.1 below.

                  1.5 "Collaboration IP" shall mean (i) all Intellectual Property rights in Collaboration Technology, which Intellectual Property rights were created by the parties' Listed Representatives (solely or jointly) in the course of working on the Collaboration and (ii) all Intellectual Property of either party conceived or created by or for either party ("Party") prior to the termination or

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

expiration of the Collaboration based on the other party's Confidential Information disclosed to such Party in connection with the Collaboration.

                  1.6 "Collaboration Right" means any patent, patent right (or similar right under foreign law), utility model, copyright or mask work right issued or registered as a result of a Filing.

                  1.7 "Collaboration Technology" means (i) any and all Technology that either party's Listed Representatives conceive (solely or jointly) in the course of working on the Collaboration, and (ii) any and all Technology conceived (solely or jointly) prior to the termination or expiration of the Collaboration by or for either party ("Party") based on Confidential Information of the other party disclosed to such Party in connection with the Collaboration, but, in each case, excluding Technology resulting from University/Government Activities.

                  1.8 "Confidential Information" is defined in the CNDA, as set forth in Section 6 below.

                  1.9 "Conventional Processes" means standard semiconductor manufacturing processes (where "standard" semiconductor manufacturing processes may include Intel proprietary semiconductor manufacturing processes) and reasonable incremental improvements (e.g. standard [*** Redacted] processes) thereof, including those resulting in one or more features of [*** Redacted] of [*** Redacted], and the resultant devices fabricated using such standard semiconductor manufacturing processes (but excluding such resultant devices incorporating Deposited Nanomaterials).

                  1.10 "Deposited Nanomaterials" means shape or size controlled [*** Redacted], such as [*** Redacted], and [*** Redacted], having at least one cross sectional dimension of less than 500 nanometers and such that the size related properties of the nanomaterials are advantageous to their function, that are subsequently [*** Redacted] as such nanomaterials [*** Redacted].

                  1.11 "Exclusivity Date" means the earlier of (i) the Collaboration Commencement Date or (ii) [*** Redacted].

                  1.12 "Exclusivity Period" means the period from the Effective Date until the earlier of (i) [*** Redacted], (ii) the Exclusivity Expiration (as defined in Section 3.3 below), or (iii) any termination of this Agreement.

                  1.13 "Field of Interest" means memory devices based on [*** Redacted] used primarily as [*** Redacted] (e.g. this would not include [*** Redacted] devices, [*** Redacted], or [*** Redacted]).

                  1.14 "Filing" means any application for or registration of a patent, patent right (or similar right under foreign law), utility model, copyright or mask work right with respect to Collaboration Technology.

                  1.15 "Intel's Exclusive Field" means (i) compositions, devices, articles and methods involving or involved in memory and logic devices, but only if such compositions, devices,

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

articles or methods are outside of Nanosys' Exclusive Field, and in each case excluding Conventional Processes, and (ii) all Conventional Processes other than Conventional Processes used in conjunction with Deposited Nanomaterials. For the avoidance of doubt, (i) Conventional Processes used in conjunction with Deposited Nanomaterials are not in Intel's Exclusive Field nor in Nanosys' Exclusive Field and (ii) devices incorporating Deposited Nanomaterials are in Nanosys' Exclusive Field.

                  1.16 "Intellectual Property" shall mean patents (and similar rights under foreign law, and applications therefor), trade secrets, copyrights and mask works.

                  1.17 "Listed Representatives" of a party means, at any time, that party's employees, agents, and contractors then working on the Collaboration on behalf of that party, as such individuals are identified by that party by written notice to the other party. A party's notice of Listed Representatives shall be in effect until a subsequent such notice by that party modifying the list. Each party shall at all times in good faith maintain an accurate list of Listed Representatives. At commencement, Intel's Listed Representatives shall include [*** Redacted], and Nanosys' Listed Representatives shall include [*** Redacted].

                  1.18 "Nanosys' Exclusive Field" means compositions, devices, articles and methods involving or involved in Deposited Nanomaterials, but excluding Conventional Processes.

                  1.19 "Nanosys Facility" means and includes Nanosys' operations at 2625 Hanover Street in Palo Alto, CA, any ancillary engineering facilities owned or controlled by Nanosys, and any successor facilities owned or controlled by Nanosys during the term of this Agreement..

                  1.20 "Nanosys IP" shall mean Nanosys' Intellectual Property Rights including Background IP and Collaboration IP.

                  1.21 "Technology" means any and all developments, ideas, designs, inventions, information, know-how, and technology.

                  1.22 "University/Government Activities" means any and all research, development, and other activities performed either (i) with any university (or other educational institution) funding or any government or government agency (U.S. or otherwise) funding, (ii) in collaboration with any university (or other educational institution) or with any government or government agency (U.S. or otherwise), or (iii) with a primary purpose of obtaining government funding.

         2.       COLLABORATION WORK.

                  2.1 Each party shall use its commercially reasonable efforts to perform its Collaboration obligations as set forth in Exhibit A. It is understood and agreed that the Collaboration is in the nature of research, that successful completion of the research is not assured, and that, so long as a party uses its commercially reasonable efforts as set forth in the preceding sentence, that party will not be in default for any failure to achieve any particular result or to complete any particular deliverable. The parties shall commence the Collaboration December 15, 2003, provided that on one or more written notices to Nanosys received by Nanosys at least [*** Redacted]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[*** Redacted] prior to the date when the Collaboration is then scheduled to commence (provided that if this Agreement is signed by Intel after November 30, 2003, Intel shall be entitled to provide the initial such notice on the date of such signature, but only if such signature date is on or before December 10,
2003), Intel shall be entitled to delay commencement of the Collaboration to any date on or before March 31, 2004. Delays resulting in commencement of the Collaboration after December 31, 2003 shall be subject to the payments in
Section 3.2 below. It is understood and agreed that commencement of the Collaboration may not be delayed past March 31, 2004.

                  2.2 Nanosys agrees to allocate to the Collaboration at least [*** Redacted] full-time equivalent individuals during the first quarter of the Collaboration, at least [*** Redacted] full-time equivalent individuals during the second quarter of the Collaboration, at least [*** Redacted] full-time equivalent individuals during the third quarter of the Collaboration, and at least "X" full-time equivalent individuals (FTEs) during the fourth quarter of the Collaboration, where "X" is a number between [*** Redacted] and [*** Redacted], inclusive, chosen by Intel by written notice to Nanosys at least [*** Redacted] days prior to the beginning of such fourth quarter. If Intel fails to provide such notice, "X" will be deemed to equal [*** Redacted].

                  2.3 It is the parties' mutual intent that most of the work and deliverable creation under this Agreement to investigate [*** Redacted] memory feasibility shall occur at the Nanosys Facility. Nanosys shall host Intel's Listed Representatives on a mutually agreed upon basis, such agreement not to be unreasonably withheld, on site at the Nanosys Facility to work on this project and get deeply involved in complementary collaborative activities (e.g., device integration and characterization, but not the synthesis of Deposited Nanomaterials). Information on the design and modeling of Deposited Nanomaterials, as well as [*** Redacted], [*** Redacted], and [*** Redacted] related to Deposited Nanomaterials, shall be provided to Intel's Listed Representatives, but in each case only as reasonably required for device integration and characterization for the purpose of the Collaboration, including but not limited to, making an informed decision about the complexity of integrating Deposited Nanomaterials with Conventional Processes. Nanosys' Listed Representatives may also be invited to work at Intel's facilities, for circumstances including but not limited to, using a metrology tool that may not be available at the Nanosys Facility. The parties shall adhere to the following guidelines in connection with Listed Representatives working at the site of the other party: (a) all employees of one party visiting the other party's facility shall comply with the rules and regulations applicable at that facility as communicated to such employees, and each party retains the right to reasonably refuse admittance for violation of these rules; (b) the hosting party shall maintain reasonable firewall procedures so that employees of a visiting party are not exposed to the confidential information of a third party; (c) each party shall maintain reasonable firewall procedures so that third parties at a party's site are not exposed to the confidential information of the other party or non-public information about the status of this Collaboration; and (d) in the case of Nanosys only, cubicle space, secure Internet access, and badge access shall be made available for use by Intel's Listed Representatives when such a person or persons are working on site at the Nanosys Facility.

                  2.4 Except as set forth in Section 5, any and all materials supplied by one party to the other party shall be used by the recipient only to perform its Collaboration obligations.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                  2.5 Except as set forth in Section 3 below, each party shall bear its own costs and expenses in carrying out the Collaboration.

                  2.6 Except for University/Government Activities, each party agrees to work exclusively with the other party in the Field of Interest during the Exclusivity Period.

                  2.7 The following persons ("Collaboration Managers") shall be appointed to direct the conduct of the parties with respect to the
Collaboration:

                       (a)  For Intel:          [*** Redacted]
                                                [*** Redacted]
                                                Intel Corporation
                                                2200 Mission College Blvd.
                                                Mail Stop RN6-661
                                                Santa Clara, CA 95052
                                                Phone: [*** Redacted]
                                                Fax: [*** Redacted]
                                                E-mail: [*** Redacted]

                       (b)  For Nanosys:        Calvin Y.H. Chow
                                                Chief Executive Officer
                                                Nanosys Inc.
                                                2625 Hanover Street
                                                Palo Alto, CA 94304
                                                Phone: (650) 331-2102
                                                Fax: (650) 331-2101
                                                E-mail: cchow@nanosysinc.com

The Collaboration Managers shall have the authority to approve in writing changes to Exhibit A, including, as applicable, specifications, scope of work, and milestones. The Collaboration Managers shall have no other authority to amend this Agreement. Each party may change its Collaboration Manager on written notice to the other party, provided that the replacement Collaboration Manager is at a similar level of authority at the party making the replacement, or as otherwise agreed by the parties.

                  2.8 If either party desires to propose changes to the Collaboration, it shall notify the other party in writing of such proposal and the reasons for such proposal. The other party will give each such proposal its prompt attention. If Intel and Nanosys agree to any such change, the change shall be evidenced by a written confirmation signed by the Collaboration Managers of both parties. Such a written confirmation shall amend the terms of Exhibit A.

                  2.9 If the Collaboration is completed successfully (i.e., neither party has terminated this Agreement under Section 10, and the parties agree that the subject technology is promising and warrants pursuing further), then it is the parties' intent that, at Intel's request, the parties will negotiate, in good faith, during the Exclusivity Period to enter into a follow-on development agreement (the "Development Agreement") to further develop and commercialize the technology

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

which is the subject of this Agreement If Intel requests such a negotiation, then, for the duration of the Exclusivity Period, Nanosys agrees that Nanosys will not enter into any discussions regarding the subject of the Collaboration with any third party. The parties further intend that any such Development Agreement would reflect that, if the development and commercialization of this technology are successful, and Intel has a good-faith intent to use the Collaboration Materials in anticipation of a high-volume manufacturing ramp, then:

                           (a)      It is the parties' mutual intent that the
parties would negotiate in good faith a supply agreement that reasonably assures the supply of Deposited Nanomaterials and any related Nanosys enabling technology or rights to Intel (for use in the Field of Interest, the "Collaboration Materials"). Upon Intel's request to commence such negotiations, the parties would negotiate diligently and in good faith to reach agreement. Further, if at the expiration of the Development Agreement the parties have not reached agreement, notwithstanding their diligent and good faith efforts, then Nanosys would not enter into any supply agreement, within [*** Redacted] after the expiration of the Development Agreement, to supply Collaboration Materials to any third party, in the Field of Interest, on terms which are more favorable to that third party than the terms last offered by Nanosys to Intel during this negotiation. In the first instance, the parties would use reasonable efforts to qualify Nanosys as a supplier to Intel of the Collaboration Materials. Nanosys acknowledges that, in order to be selected as an Intel qualified supplier, Nanosys must demonstrate supply capability (in areas including, but not limited to, cost, quality, and availability). Nanosys further acknowledges that the supply agreement would include a [*** Redacted] provision which guarantees that, [*** Redacted], Nanosys' price to Intel for Collaboration Materials is [*** Redacted] the price charged by Nanosys to [*** Redacted] for Collaboration Materials, in the Field of Interest, on similar terms and conditions. Further, if the parties enter into a supply agreement, the supply agreement will include provisions to help ensure a reliable supply of Collaboration Materials to Intel, which may include (i) safety stock and (ii) if Nanosys is unable to reasonably provide Intel with the Collaboration Materials, then upon notice from Intel, Nanosys' would take prompt action to arrange for such supply, which may include designating a subcontractor, subject to Intel's consent of such subcontractor (which shall not be unreasonably withheld), to manufacture such quantity of Collaboration Materials that cannot be obtained from Nanosys, providing such subcontractor agrees to pay Nanosys a reasonable royalty and agrees to reasonable confidentiality, intellectual property protection, and commercial provisions. Nanosys agrees to fully reasonably cooperate with Intel and the chosen subcontractor in the transfer of technology and sufficient collaborative engineering resources necessary to allow the subcontractor to produce Collaboration Materials for Intel's intended use as soon as practicable after Intel's request. Nanosys reserves the right to seek any and all legal recourse against the subcontractor if confidentiality or other provisions of the agreement between Nanosys and the subcontractor are violated.

                           (b)      It is the parties' mutual intent that, if
the parties have not entered into a supply agreement as set forth in Section 2.9(a), notwithstanding their diligent and good faith efforts, then upon Intel's request within [*** Redacted] after the expiration of the Development
Agreement, Nanosys would designate a contract manufacturer, subject to Intel's consent of such contract manufacturer (which would not be unreasonably withheld), to manufacture Collaboration Materials, licensing such contract manufacturer to applicable Nanosys intellectual property on reasonable and non-discriminatory terms, provided that such contract manufacturer agrees to pay Nanosys a reasonable royalty and agrees to reasonable confidentiality, intellectual property

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

protection, and commercial provisions. Nanosys shall fully and reasonably cooperate with Intel and the chosen contract manufacturer in the transfer of technology and sufficient collaborative engineering resources necessary to allow the contract manufacturer to produce Collaboration Materials for Intel's intended use as soon as practicable after Intel's request. Nanosys reserves the right to seek all legal recourse against the contract manufacturer if confidentiality or other provisions of the license between Nanosys and the contract manufacturer are violated. If Nanosys fails to enter into a license with a contract manufacturer as contemplated in this Section 2.9(b) within [*** Redacted] after Intel's request to Nanosys, then Nanosys would be deemed not to be entering the business of high-volume supply of Collaboration Materials.

                           (c)      The parties further intend that if Nanosys
chooses not to enter into the business of supply of Collaboration Materials, and Nanosys does not license the necessary enabling technology to a third party manufacturer as provided in Section 2.9(b) above, then Nanosys would provide to Intel a royalty-bearing, capped fee, worldwide, perpetual, non-exclusive license under Nanosys IP, to have made Collaboration Materials and to make, have made, use, sell, offer to sell and import, products using or incorporating Collaboration Materials.

         3.       PAYMENTS TO NANOSYS.

                  3.1 Intel shall pay to Nanosys the following payments at the following times:

           TIME OF PAYMENT                                  AMOUNT OF PAYMENT
----------------------------------------                ------------------------
Collaboration Commencement Date                             $   [*** Redacted].

[*** Redacted] months after the Collaboration               $   [*** Redacted].
Commencement Date

[*** Redacted] after the Collaboration                      $   [*** Redacted].
Commencement Date

[*** Redacted] after the Collaboration                      $  [*** Redacted]*.
Commencement Date

* $[*** Redacted] per FTE, according to the number of FTEs chosen by Intel, pursuant to Section 2.2 above, for the fourth quarter of the Collaboration.

For the avoidance of doubt, the latter two payments (of $[*** Redacted] and ([*** Redacted])) will not be due if Intel terminates this Agreement under
Section 10.2 below.

                  3.2 For each month (or portion thereof) that Intel delays the Collaboration Commencement Date, pursuant to Section 2.1 above, to a date after December 31,2003, Intel shall pay to Nanosys [*** Redacted] dollars
($[*** Redacted]) (prorated on a day for day basis for partial months). Such payment shall be due and payable within [*** Redacted] after Intel's notice of delay. (By way of example only, if upon execution of this Agreement Intel notified Nanosys of a Collaboration Commencement Date delay to [*** Redacted], 2004, Intel would pay Nanosys $[*** Redacted] within [*** Redacted] after such notice date. If on December 15,2003 Intel then notified Nanosys of a further delay

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

in the Collaboration Commencement Date, until [*** Redacted], 2004, Intel would pay to Nanosys an additional $[*** Redacted] by [*** Redacted], 2004 (i.e., in this example, a total of $[*** Redacted]).)

                  3.3 As of the Effective Date, the "Exclusivity Expiration" shall be [*** Redacted] after the Exclusivity Date.

                           (i)      Intel shall be entitled to extend the
Exclusivity Expiration by [*** Redacted], to [*** Redacted] after the Exclusivity Date, by written notice to Nanosys no later than [*** Redacted] after the Exclusivity Date, and payment to Nanosys of [*** Redacted] dollars ($[*** Redacted]). This payment shall be due and payable no later than [*** Redacted] after the Exclusivity Date.

                           (ii)     If Intel has extended the Exclusivity
Expiration pursuant to paragraph (i) hereinabove, then Intel shall be entitled to further extend the Exclusivity Expiration by an additional [*** Redacted], to [*** Redacted] after the Exclusivity Date, by written notice to Nanosys no later than [*** Redacted] after the Exclusivity Date, and payment to Nanosys of [*** Redacted] dollars ($[*** Redacted]). This payment will be due and payable no later than [*** Redacted] after the Exclusivity Date.

                           (iii)    If Intel has extended the Exclusivity
Expiration pursuant to paragraph (ii) hereinabove, then Intel shall be entitled to further extend the Exclusivity Expiration by an additional [*** Redacted], to [*** Redacted] after the Exclusivity Date, by written notice to Nanosys no later than [*** Redacted] after the Exclusivity Date, and payment to Nanosys of [*** Redacted] dollars ($[*** Redacted]). This payment will be due and payable no later than [*** Redacted] after the Exclusivity Date.

[*** Redacted] paid by Intel pursuant to this Section 3.3 may, at Intel's option, be credited to [*** Redacted] of Intel to Nanosys under [*** Redacted] by the parties, in the Field of Interest, entered into prior to termination of the Exclusivity Period.

         4.       OWNERSHIP.

                  4.1 Each party shall retain its ownership of its Background IP. No rights are granted pursuant to this Agreement with respect to any Background IP.

                  4.2 Subject to the licenses set forth in Section 5 below, Nanosys shall own all Collaboration IP. Subject to the licenses set forth in
Section 5 below, Intel irrevocably hereby agrees to, and hereby does, transfer, convey and assign to Nanosys all of Intel's right, title, and interest in the Collaboration IP, including without limitation all Intellectual Property rights with respect thereto. Intel agrees to execute such documents, render such assistance, and take such other action as Nanosys may reasonably request to apply for, register, perfect, confirm, and protect Nanosys' rights in the Collaboration IP. Subject to Sections 5, 6, and 7 below, ownership of Collaboration Technology shall vest in Nanosys the exclusive right to determine whether and how the Collaboration IP is to be protected and exercised throughout the world.

         5.       LICENSES.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                  5.1 Subject to the terms and conditions of this Agreement, Nanosys agrees to grant, and hereby grants, to Intel a worldwide, nonexclusive (except as set forth in Section 5.1(i) hereinbelow), nontransferable (except as set forth in Section 11.7 below), royalty free license, only under Collaboration IP, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, provided that:

                           (i)      this license shall be exclusive (including
as to Nanosys) for use of the Collaboration IP in Intel's Exclusive Field, and

                           (ii)     no license is granted by Nanosys for use of
any Collaboration IP in Nanosys' Exclusive Field.

                  5.2 Intel shall have the right to grant sublicenses (and authorize the granting of further sublicenses) under the license granted to it in Section 5.1 above.

                  5.3 No party shall be obligated to provide any Technology or deliverable in connection with the licenses granted in this Section 5; all deliverables under this Agreement are specified exclusively in Exhibit A.

                  5.4 Notwithstanding this Section 5 or Section 2.4, nothing in this Agreement shall be construed as preventing Intel or Nanosys employees from using [*** Redacted] of the Confidential Information of the other party, provided that such use of [*** Redacted] shall not grant to Intel or Nanosys any implied license to any of the other party's [*** Redacted]. [*** Redacted] means information in [*** Redacted] which is [*** Redacted]. An [*** Redacted] if the [*** Redacted] the information for the purpose of [*** Redacted].

                  5.5 For purposes of this Section 5.5, the following definitions apply:

         "Applicable Intel Patents" means those claims of Intel patents which claim inventions conceived by Intel during the [*** Redacted] following the termination or expiration of the Collaboration, which inventions were based on Nanosys' Confidential Information.

         "Applicable Nanosys Patents" means those claims of Nanosys patents which claim inventions conceived by Nanosys during the [*** Redacted] following the termination or expiration of the Collaboration, which inventions were based on Intel's Confidential Information.

         "Applicable Intel Sublicensable Patents" means those claims of Intel patents which claim inventions conceived by Intel during the [*** Redacted] following the termination or expiration of the Collaboration, which inventions were based on Nanosys' Confidential Information.

         "Applicable Nanosys Sublicensable Patents" those claims of Nanosys patents which claim inventions conceived by Nanosys during the [*** Redacted] following the termination or expiration of the Collaboration, which inventions were based on Intel's Confidential Information.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                           (a)      Subject to the terms and conditions of this
Agreement, Nanosys agrees to grant, and hereby grants, to Intel a worldwide, nonexclusive, nontransferable (except as set forth in Section 11.7 below), [*** Redacted] license, only under the Applicable Nanosys Patents, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, provided that this license shall be limited to use within Intel's Exclusive Field and the Field of Interest. Intel shall have the right to grant sublicenses (and authorize the granting of further sublicenses) under the license granted to it in this Section 5.5(a), as provided in Section 5.5(b) below.

                           (b)      Under the licenses granted under Section
5.5(a) above, but only under Applicable Nanosys Sublicensable Patents, and only outside of the Field of Interest, Intel shall have the right to grant sublicenses (and authorize the granting of further sublicenses).

                           (c)      Subject to the terms and conditions of this
Agreement, Intel agrees to grant, and hereby grants, to Nanosys a worldwide, nonexclusive, nontransferable (except as set forth in Section 11.7 below), [*** Redacted] license, only under the Applicable Intel Patents, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, provided that this license shall be limited to use within Nanosys' Exclusive Field and the Field of Interest. Nanosys shall have the right to grant sublicenses (and authorize the granting of further sublicenses) under the license granted to it in this Section 5.5(c), as provided in Section 5.5(d) below.

                           (d)      Under the licenses granted under Section
5.5(c) above, but only under Applicable Intel Sublicensable Patents, and only outside of the Field of Interest, Nanosys shall have the right to grant sublicenses (and authorize the granting of further sublicenses).

         6.       CONFIDENTIAL INFORMATION.

                  6.1 The CNDA shall apply to this Agreement, provided that, for purposes of this Agreement:

                           (i)      "Confidential Information" shall also
include information disclosed as a result of access to the other party's premises or property, which information relates to any information in tangible form subject to clause (i) of Section 1 of the CNDA, whether such disclosure or access occurs prior to, concurrent with, or following the disclosure of such information in tangible form.

                           (ii)     In Section 2 of the CNDA, "a need to know"
means a need to know for the purposes of this Agreement.

                           (iii)    The third sentence of Section 6 of the CNDA
shall not apply to this Agreement; rather, the Termination and Survival sections of this Agreement shall govern the disposition of Confidential Information.

                           (iv)     If the CNDA is terminated, the terms and
conditions of the CNDA shall continue to apply to disclosures in connection with this Agreement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                  (v) In addition, each party shall be entitled to disclose the other party's Confidential Information to the extent such disclosure is required by the order or requirement of a court, administrative agency, or other governmental body; provided, that the party required to make the disclosure shall provide at least fifteen (15) days (or such lesser period as may apply if the party required to make the disclosure received fewer than fifteen (15) days notice of the disclosure obligation), advance written notice thereof to enable the other party to seek a protective order or otherwise prevent such disclosure.

         7.       INTELLECTUAL PROPERTY PROTECTION.

                  7.1 Nanosys IP. Nanosys shall have the sole right at its expense to prepare, file and prosecute Filings related to any Collaboration Technology, subject to Section 7.2 below.

                  7.2 Protection of Collaboration Technology. The parties shall confer on (i) protection of Collaboration Technology (other than Collaboration Technology developed solely by Nanosys) through Filings and/or through maintenance of the Collaboration IP as a trade secret, and (ii) preparation, filing, prosecution and maintenance of Filings and Collaboration Rights related to Collaboration Technology (other than Collaboration Technology developed solely by Nanosys). Nanosys shall be responsible for all Filing(s) in all jurisdictions for Collaboration IP. Provided however, if only Intel wants to protect a Collaboration development through a Filing on that development, then Intel shall be entitled to do so, at its sole expense, and in such a case shall be deemed sole owner of the affected Collaboration Right and Filing. In such event, Intel shall be deemed to have granted to Nanosys a nonexclusive (except as set forth hereinbelow), irrevocable, perpetual, fully paid, royalty free license, with right to sublicense (and authorize the granting of further sublicenses), only under such Collaboration Right, without restriction, including to practice any process or method, and to design, develop, make, use, have made, offer to sell, and sell or distribute any product or item, provided that (A ) this license shall be exclusive (including as to Intel) for use of the Collaboration Right in Nanosys' Exclusive Field and (B) no license is granted by Intel for use of the Collaboration Right in Intel's Exclusive Field.

                  7.3 Infringement Prosecution.

                           (i)      Nanosys shall have the sole right to
prosecute claims of infringement or misappropriation of Collaboration IP, where such infringement or misappropriation is primarily in Nanosys' Exclusive Field. In each such case, Intel shall, at Nanosys' expense, take all actions reasonably requested by Nanosys in such prosecution, subject to indemnification by Nanosys of Intel for any liability to third parties resulting from such participation.

                           (ii)     Intel shall have the sole right to prosecute
claims of infringement or misappropriation of Collaboration IP where such infringement or misappropriation is primarily in Intel's Exclusive Field. In each such case, Nanosys shall, at Intel's expense, take all actions reasonably requested by Intel in such prosecution (which may include participation as a named plaintiff, subject to indemnification by Intel of Nanosys for any liability to third parties resulting from such participation as a plaintiff).

                  7.4 Further Assurances. At any time or from time to time on and after the date of this Agreement, each party shall at the request of the other party (i) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of license, assignment, and transfer, and (ii) take or cause to be taken all such other actions, in each case at the other party's expense and as the other party may reasonably deem necessary or desirable in order for the other party to obtain the full benefits of Section
4.2 and this Section 7 and the activities contemplated thereby.

         8.       WARRANTY DISCLAIMER.

         NEITHER NANOSYS NOR INTEL MAKES ANY WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, ALL DELIVERABLES AND OTHER ITEMS ARE PROVIDED BY EACH PARTY "AS IS," AND ALL LICENSES GRANTED BY EACH PARTY ARE GRANTED "AS IS."

         9.       LIMITATION OF LIABILITY.

         NEITHER PARTY SHALL HAVE ANY LIABILITY FOR COSTS OF SUBSTITUTE PRODUCTS OR SERVICES, OR FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR INDIRECT DAMAGES OR LIABILITIES, INCLUDING WITHOUT LIMITATION SUCH DAMAGES OR LIABILITIES FOR LOSS OF REVENUE, LOSS OF BUSINESS, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, OR COST OF CAPITAL, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF A PARTY HERETO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTY'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID OR PAYABLE BY INTEL TO NANOSYS UNDER THIS AGREEMENT, provided that, as to Intel, this shall be in addition to Intel's obligation to pay such amounts. These limitations, however, shall not apply to either party's liability, if any, (i) for contribution or indemnity with respect to liability to third parties for personal injury, death, or damage to tangible property, (ii) exceeding the scope of the licenses in Section 5 (Licenses), (iii) breach of Section 6 (Confidential Information), or (iv) infringement of the other party's intellectual property rights.

         10.      TERM AND TERMINATION.

                  10.1 Term. This Agreement shall commence as of the Effective Date and shall continue until the expiration of the Exclusivity Period, unless earlier terminated as set forth herein.

                  10.2 Q2 Checkpoint. Intel shall be entitled to terminate this Agreement, for its convenience, on notice to Nanosys at any time within ten (10) days after completion of the "Q2 Formal Review Meeting" milestone in Exhibit A.

                  10.3 Termination Due to Bankruptcy, etc. In the event a party:
(i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within thirty (30) days after filing;

(iii) proposes any dissolution, composition or financial reorganization with credit ors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or (iv) such party makes a general assignment for the benefit of creditors; then the other party may terminate this Agreement by notice to the non-terminating party.

                  10.4 Termination Due to Breach. Either party shall have the right to terminate this Agreement if the other party is in material breach of any material term or condition of this Agreement and fails to remedy such breach within [*** Redacted] after receipt of written notice of such breach given by the non-breaching party. To terminate this Agreement, the nonbreaching party must provide further written notice of such termination to the breaching party prior to a cure of the breach.

                  10.5 Survival. Neither the termination nor expiration of this Agreement shall relieve either party from its obligations to pay the other any sums accrued hereunder. Upon the termination or expiration of this Agreement,
(i) Intel shall promptly return to Nanosys all Nanosys Confidential Information and (ii) Nanosys shall promptly return to Intel all Intel Confidential Information. The parties agree that their respective rights, obligations and duties under Sections 1, 2.9, 4 (Ownership), 5 (Licenses), 6 (Confidential Information), 7 (Intellectual Property Protection), 8 (Warranty Disclaimer), 9 (Limitation of Liability), 10.5 (Survival), and 11 (Miscellaneous) shall survive any termination or expiration of this Agreement.

         11.      MISCELLANEOUS.

                  11.1 Announcement. On or after the Effective Date, Nanosys shall be entitled to issue a press release pertaining to this Agreement, upon written consent from Intel to the content of the press release.

                  11.2 Notices. All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) three days after mailing when mailed (by registered or certified mail, postage paid, only), (ii) on the date sent when made by facsimile transmission with confirmation of receipt (with hard copy to follow by registered or certified mail, postage paid, only), and (iii) on the date received when delivered in person or by courier, provided that notices and communications with respect to administrative and project matters (e.g., changes in meeting times and dates, program specifications, and specific program development activities) (but not legal matters or matters pertaining to or establishing rights under this Agreement), may be provided by e-mail and will be deemed given when sent. All notices shall be provided to the address set forth below or such other place as such party may from time to time designate in writing. Each party may alter its address set forth below by notice in writing to the other party, and such notice shall be considered to have been given three (3) days after the sending thereof:

               If to Nanosys:         Nanosys Inc.
                                      2625 Hanover Street
                                      Palo Alto, California 94304
                                      Fax:(650)331-2101

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                      Attn: Calvin Y.H. Chow
                                      E-mail: cchow@nanosysinc.com

               with a copy, for matters pertaining to intellectual property, to:

                                      Nanosys Inc.
                                      2625 Hanover Street
                                      Palo Alto, California 94304
                                      Fax: (650) 331-2101
                                      Attn: Matt Murphy
                                      E-mail: mmurphy@nanosysinc.com

               If to Intel:           Intel Corporation
                                      2200 Mission College Blvd.
                                      Santa Clara, CA 95052
                                      ATTN: General Counsel

                  11.3 Amendment; Waiver. This Agreement may be amended, modified or supplemented only by a writing that is signed by duly authorized representatives of both parties and that specifically identifies the provision or provisions of this Agreement being amended, modified or supplemented. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted. Without limiting the foregoing, no consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

                  11.4 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

                  11.5 Governing Law. This Agreement shall be governed by and construed under the laws of the United States and the State of California, not including its conflict of law provisions.

                  11.6 Force Majeure. Except for the payment of sums accrued, neither party will be liable for any failure or delay in performance under this Agreement due to fire, explosion, earthquake, storm, flood or other weather, unavailability of necessary utilities or raw materials, war, insurrection, riot, act of God or the public enemy, law, act, order, proclamation, decree, regulation, ordinance, or instructions of government or other public authorities, or any other event beyond the reasonable control of the party whose performance is to be excused. If, however, a party's performance is prevented for [*** Redacted], then the other party shall be entitled to terminate this Agreement on written notice to the party suffering the force majeure at any time prior to resumption of performance by the party suffering the force majeure.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                  11.7 Assignment. Neither party may transfer or assign this Agreement, whether by operation of law or otherwise, without the prior written consent of the other party and any attempt to do so without such consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective permitted successors and permitted assigns. Notwithstanding anything in this Agreement, however, either party may assign this Agreement without the other party's prior written consent to a successor to all or substantially all of its assets pertaining to the Collaboration (e.g., the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets pertaining to the Collaboration), so long as such surviving entity or purchaser shall assume (expressly in writing or by operation of law) the performance of all of the terms of this Agreement.

                  11.8 No Third Party Beneficiaries. No person or entity other than Intel and Nanosys will have any rights or obligations pursuant to this Agreement.

                  11.9 Relationship of the Parties. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties and this Agreement is negotiated at arm' s length with both sides represented by counsel of their choice. Neither party has the authority to bind the other or to incur any obligation on its behalf. Any such act will create a separate liability in the party so acting to any and all third parties affected thereby.

                  11.10 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both the parties named below have duly executed or caused to be duly executed a counterpart of this Agreement.

                  11.11 Confidentiality of Agreement. Subject to Section 6.1(v) and Section 11.1, each party agrees that the existence of and the terms and conditions of this Agreement shall be treated as confidential, provided, however, that each party may disclose the terms and conditions of this
Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in connection with the requirements of a public offering or securities filing; (v) in confidence, to accountants, banks, and financing sources and their advisors;
(vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

                  11.12 Authority. Each party represents and warrants to the other party at the Effective Date (i) that it has the legal right, power, and authority to enter into this Agreement and to fully perform its obligations under this Agreement, and (ii) that the performance of such obligations will not conflict with any agreements, contracts or other arrangements to which it is a party or by which it is bound.

                  11.13 Entire Agreement. This Agreement, including all Exhibits to this Agreement, together with the CNDA (as set forth in Section 6 above), constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, letters of intent, and agreements, whether written or oral, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below effective as of the Effective Date.

NANOSYS INC.                              INTEL CORPORATION

By: /s/ CALVIN CHOW                       By: /s/ PATRICK P GELSINGER
    -----------------------------             -----------------------------
Print Name: CALVIN CHOW                   Print Name: PATRICK P GELSINGER
Title: CEO                                Title: Sr VP / CTO

                                                        LEGAL  OK
                                                        ----------
                                                        p  12/8/03

                                    EXHIBIT A

                  Collaboration Statement of Work (SOW) Summary

         Construction of [*** Redacted] devices (similar to the concept figure below) to evaluate key technical areas required for a [*** Redacted] memory unit and to project the performance limits of the technology.

                                 [*** Redacted]

         Device will have an [*** Redacted] and will be utilized to evaluate:

         -        [*** Redacted] and [*** Redacted].

         -        [*** Redacted] characteristics (e.g. [*** Redacted], etc.)

         -        [*** Redacted] - including [*** Redacted] characteristics.

         -        Effects of [*** Redacted], and [*** Redacted] modifications.

         -        Variations of [*** Redacted].

         -        [*** Redacted] (e.g. [*** Redacted])

         -        Variations of processing means.

         and to construct a model for [*** Redacted] of a [*** Redacted] or [*** Redacted] device.

In Q1 and Q2, the project would focus on modeling and generating/testing
[*** Redacted] in order to reconcile the validity of the model. Q3 and Q4 would focus on a [*** Redacted] to better select [*** Redacted]. The [*** Redacted] work would be done on [*** Redacted] devices in a [*** Redacted]. A more detailed plan of activities will be generated by the Collaboration team upon Commencement of the Collaboration.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The parties will hold a Q2 Formal Review Meeting no later than [*** Redacted] after the end of Q2.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                             -2-